Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash And Cash Equivalents [Abstract]
Cash And Cash Equivalents

4- Cash and Cash Equivalents

At December 31, 2011, cash and cash equivalents of the Company's subsidiaries ASMPT and ASM Japan amounted to € 162,136 and € 20,302 respectively, which are restricted to be used only in the operations of ASMPT and ASM Japan respectively. No further restrictions on usage of cash and cash equivalents exist. The carrying amount approximates their fair value.